Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Signficant Accounting Policies [Abstract]
Organization, Consolidation, Basis of Presentation, Business Description and Accounting Policies [Text Block]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Organization
Boyd Gaming Corporation (and together with its subsidiaries, the “Company,” “we” or “us”) was incorporated in the state of Nevada in 1988 and has been operating since 1973. The Company's common stock is traded on the New York Stock Exchange under the symbol “BYD”.
We are a diversified operator of 15 wholly-owned gaming entertainment properties and one controlling interest in a limited liability company that operates Borgata Hotel Casino and Spa (“Borgata”) in Atlantic City, New Jersey. Headquartered in Las Vegas, we have gaming operations in Nevada, Illinois, Louisiana, Mississippi, Indiana and New Jersey, which we aggregate in order to present four reportable segments: (i) Las Vegas Locals; (ii) Downtown Las Vegas; (iii) Midwest and South; and (iv) Atlantic City.
We also own and operate Dania Jai-Alai, which is a pari-mutuel jai-alai facility with approximately 47 acres of related land located in Dania Beach, Florida, a travel agency in Hawaii, and a captive insurance company, also in Hawaii, that underwrites travel-related insurance.
Additionally, we own 85 acres of land on the Las Vegas Strip, where our multibillion dollar Echelon development project (“Echelon”) is located. On August 1, 2008, due to the difficult environment in the capital markets, as well as weak economic conditions, we announced the delay of Echelon. At such time, however, we did not anticipate the severity or the long-term effects of the current economic downturn, evidenced by lower occupancy rates, declining room rates and reduced consumer spending across the country, but particularly in the Las Vegas geographical area; nor did we predict that the incremental supply becoming available on the Las Vegas Strip would face such depressed demand levels, thereby elongating the time for absorption of this additional supply into the market. As we do not believe that a significant level of economic recovery has occurred along the Las Vegas Strip, we do not expect to resume construction of Echelon for three to five years, as previously disclosed. We also do not believe that financing for a development project like Echelon is available. See Note 12, Commitments and Contingencies - Commitments - Echelon, for a discussion regarding the impact of the ongoing suspension of the Echelon project on our joint venture and other agreements.

Basis of Presentation
Effective Control of Borgata
On March 24, 2010, as a result of the amendment to our operating agreement with MGM Resorts International (the successor in interest to MGM MIRAGE) (“MGM”) (our original 50% partner in Borgata), which provided, among other things, for the termination of MGM's participating rights in the operations of Borgata, we effectively obtained control of Borgata. The amendment to the operating agreement was related to MGM's divestiture of its interest pursuant to a regulatory settlement, as discussed further in Note 4, Investments in Other Unconsolidated Subsidiaries, Net. This resulting change in control required acquisition method accounting in accordance with the authoritative accounting guidance for business combinations. As a result, we measured our previously held equity interest at a provisional fair value as of March 24, 2010, the date of effective control.
The financial position of Borgata is consolidated in our consolidated balance sheet as of December 31, 2010; its results of operations for the period from March 24 through December 31, 2010 are included in our consolidated statements of operations and cash flows for the year ended December 31, 2010. Prior period amounts were not restated or recasted as a result of this change; however, detailed proforma financial information is presented in Note 4, Investments in Other Unconsolidated Subsidiaries, Net for the years ended December 31, 2009 and 2008. We also recorded the noncontrolling interest held in trust for the economic benefit of MGM as a separate component of our stockholders' equity.
Consolidation of Variable Interest Entity
LVE Energy Partners, LLC (“LVE”) is a joint venture between Marina Energy LLC and DCO ECH Energy, LLC. We have entered into an Energy Sales Agreement with LVE to design, build, own (other than the underlying real property which is leased from Echelon) and operate a district energy system and central energy center for our planned Echelon resort development. In April 2007, we entered into an Energy Sales Agreement (“ESA”) with LVE to provide electricity, emergency electricity generation, and chilled and hot water to Echelon and potentially other joint venture entities associated with the Echelon development project or other third parties.

LVE began construction of the facility in 2007 and expected to provide full energy services to Echelon in 2010, when we originally expected to open. However, LVE suspended construction in January 2009, after our announcement of the delay of Echelon. On April 6, 2009, LVE notified us that, in its view, Echelon would be in breach of the ESA unless it recommences and proceeds with construction of the Echelon development project by May 6, 2009. We believe that LVE's position is without merit; however, in the event of litigation, we cannot state with certainty the eventual outcome nor estimate the possible loss or range of loss, if any, associated with this matter.

On March 7, 2011, Echelon and LVE entered into both a purchase option agreement (the "Purchase Option Agreement") and a periodic fee Agreement (the "Periodic Fee Agreement"). LVE has agreed not to initiate any litigation with respect to its April 6, 2009 claim of an alleged breach of the ESA and both Echelon and LVE have mutually agreed that neither LVE nor Echelon would give notice of, file or otherwise initiate any claim or cause of action, in or before any court, administrative agency, arbitrator, mediator or other tribunal, that arises under the ESA, subject to certain exceptions, and any statute of limitations or limitation periods for defenses, claims, causes of actions and counterclaims shall be tolled while the Periodic Fee Agreement is in effect. Under the Periodic Fee Agreement, Echelon has agreed to pay LVE, beginning March 4, 2011, a monthly periodic fee (the “Periodic Fee”) and an operation and maintenance fee until Echelon either (i) resumes construction of the project or (ii) exercises its option to purchase LVE's assets pursuant to the terms of the Purchase Option Agreement. The amount of the Periodic Fee is fixed at $11.9 million annually through November 2013. Thereafter, the amount of the Periodic Fee will be approximately $10.8 million annually. The operation and maintenance fee cannot exceed $0.6 million per annum without Echelon's prior approval.

Under the Purchase Option Agreement, Echelon has the right, upon written notice to LVE, to purchase the assets of LVE relating to the central energy center and energy distribution system for a price of $195.1 million, subject to certain possible adjustments. The ESA will be terminated concurrent with the purchase of the LVE assets.

New consolidation guidance regarding the variable interest model became effective on January 1, 2010. Under this new qualitative model, the primary beneficiary is identified as the variable interest holder that has both the power to direct the activities of the variable interest entity that most significantly impact the entity's economic performance and the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the variable interest entity. The primary beneficiary is required to consolidate the variable interest entity unless specific exceptions or exclusions are met. The authoritative literature on consolidations provides guidance related to variable interest entities and requires:

•
a qualitative approach for identifying the primary beneficiary of a variable interest entity based on (i) the power to direct activities that most significantly impact the economic performance of the entity, and (ii) the obligation to absorb losses or right to receive benefits that could be significant to the entity;

•
ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity; and separate disclosure by the primary beneficiary on the face of the balance sheet to identify (i) assets that can only be used to settle obligations of the variable interest entity, and (ii) liabilities for which creditors do not have recourse to the primary beneficiary.

For the following quantitative and qualitative reasons, we presently believe that the substantially all of LVE's activities are presently performed for our benefit, as pursuant to the terms of the ESA, we are obligated to purchase substantially all of its thermal output, at a fixed and variable pricing arrangement that protects LVE from commodity risk. This agreement is long-term in duration, terming for 25 years from the commencement of the commercial operations of Echelon. Additionally, during the period of suspension, we are obligated to pay fees to LVE to subsidize the holding costs of the facility. We have a fixed price put option to purchase the assets of LVE, but have no future obligation to absorb any operating losses or otherwise provide financial support, except as contractually provided as described above. We do not hold any equity interest in LVE and have not guaranteed any of its outstanding debt obligations, nor would such debt have recourse to any of our lenders, note holders or general creditors.

Upon adoption, this guidance required us to consolidate LVE for financial statement purposes, as we determined that we are presently the primary beneficiary of the executory contract, the ESA, giving rise to the variable interest.

The effect of the consolidation of LVE on our financial position and operating results are reconciled by respective line items to amounts as reported in our consolidated balance sheet and statement of operations as of and for the year ended December 31, 2010.

Financial Position
as of December 31, 2010
	HISTORICAL		CONSOLIDATED
	Boyd Gaming		Boyd Gaming
	Corporation	LVE, LLC	Corporation
	(In thousands)
ASSETS
Assets held for development	$923,038	$196,365	$1,119,403
Debt financing costs	31,346	3,647	34,993
Restricted investments	—	48,168	48,168
Other assets	$64,425	$815	$65,240

LIABILITIES
Accounts payable	$49,153	$393	$49,546
Accrued liabilities	277,429	1,040	278,469
Non-recourse obligations of variable interest entity	—	243,059	243,059
Other liabilities	63,685	19,904	83,589

STOCKHOLDERS' EQUITY
Noncontrolling interest	$219,256	$(13,718)	$205,538

Results of Operations
(for the year ended December 31, 2010)
	HISTORICAL		CONSOLIDATED
	Boyd Gaming		Boyd Gaming
	Corporation	LVE, LLC	Corporation
	(In thousands)
COSTS AND EXPENSES
Maintenance and utilities	$140,722	$5,421	$146,143
Preopening expenses	8,405	(946)	7,459

Operating income (loss)	$188,413	$(4,475)	$183,938

Other expense
Interest expense	$164,454	$4,245	$168,699

Income (loss) before income taxes	$35,644	$(8,720)	$26,924
Income taxes	(8,236)	—	(8,236)
Net income (loss)	27,408	(8,720)	18,688
Net income (loss) attributable to noncontrolling interest	(17,098)	8,720	(8,378)
Net income attributable to Boyd Gaming Corporation	$10,310	$—	$10,310

Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Boyd Gaming Corporation and its subsidiaries.

As discussed above, the financial position of Borgata is consolidated in our consolidated balance sheet as of December 31, 2010; its results of operations and cash flows for the period from March 24 through December 31, 2010 are included in our consolidated statements of operations and cash flows for the year ended December 31, 2010. At December 31, 2010, approximately $1.45 billion of our consolidated total assets relate to Borgata.

Additionally, the financial position and results of operations of LVE are included in our consolidated financial statements as of and for the year ended December 31, 2010. At December 31, 2010, approximately $249.7 million of our consolidated total assets relate to LVE, however, certain of these assets, approximating $196.4 million are pledged as security on LVE's outstanding construction loan advances, and an additional $48.2 million of such assets are held in restricted escrow funds in accordance with the underlying terms of LVE's tax-exempt bond financing.
All material intercompany accounts and transactions have been eliminated in consolidation.
Investments in unconsolidated affiliates, which are less than 50% owned and do not meet the consolidation criteria of the authoritative accounting guidance for voting interest, controlling interest or variable interest entities, are accounted for under the equity method. See Note 4, Investments in Other Unconsolidated Subsidiaries, Net.
Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with maturities of three months or less at their date of purchase, and are on deposit with high credit quality financial institutions. The carrying values of these instruments approximate their fair values due to their short-term maturities.
Restricted Cash
Restricted cash consists primarily of advance payments related to: (i) future bookings with our Hawaiian travel agency; and (ii) amounts on deposit for horse racing purposes at Delta Downs. Certain of these restricted cash balances are invested in highly liquid instruments with a maturity of 90 days or less.
Accounts Receivable, net
Accounts receivable consist primarily of casino, hotel and other receivables. Accounts receivable are typically non-interest bearing and are initially recorded at cost. Accounts are written off when management deems the account to be uncollectible, based upon historical collection experience, the age of the receivable and other relevant economic factors. An estimated allowance for doubtful accounts is maintained to reduce our receivables to their carrying amount. As a result, the net carrying value approximates fair value.

The activity comprising our allowance for doubtful accounts during the years ended December 31, 2010, 2009 and 2008 is as follows:

	Year Ended December 31,
	2010	2009	2008
		(In thousands)
Beginning balance, January 1	$4,169	$5,376	$4,842
Additions due to consolidation of Borgata on March 24, 2010	24,212	—	—
Additions	2,766	1,030	2,154
Deductions	(4,633)	(2,237)	(1,620)
Ending balance	$26,514	$4,169	$5,376

Of the $28.0 million addition to our allowance for doubtful accounts during the year ended December 31, 2010, approximately $23.3 million resulted from our consolidation of Borgata during 2010. Management does not believe that any significant concentrations of credit risk existed as of December 31, 2010.
Inventories
Inventories consist primarily of food and beverage and retail items and are stated at the lower of cost or market. Cost is determined using the weighted-average inventory method.
Property and Equipment
Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets or, for leasehold improvements, over the shorter of the asset's useful life or term of the lease.
The estimated useful lives of our major components of property and equipment are:

Building and improvements	10 through 40 years
Riverboats and barges	10 through 40 years
Furniture and equipment	3 through 10 years
Gains or losses on disposals of assets are recognized as incurred, using the specific identification method. Costs of major improvements are capitalized, while costs of normal repairs and maintenance are charged to expense as incurred.
We evaluate the carrying value of long-lived assets whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable. For an asset that is to be disposed of, we recognize the asset at the lower of carrying value or fair market value, less costs of disposal, as estimated based on comparable asset sales, solicited offers, or a discounted cash flow model. For a long-lived asset to be held and used, we review the asset for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. We then compare the estimated undiscounted future cash flows of the asset to the carrying value of the asset. The asset is not impaired if the undiscounted future cash flows exceed its carrying value. If the carrying value exceeds the undiscounted future cash flows, then an impairment charge is recorded, typically measured using a discounted cash flow model, which is based on the estimated future results of the relevant reporting unit discounted using our weighted-average cost of capital and market indicators of terminal year free cash flow multiples. If an asset is under development, future cash flows include remaining construction costs. All resulting recognized impairment charges are recorded as operating expenses. See Note 17, Write-Downs and Other Items, Net for a discussion of impairment charges related to our long-lived assets.
Assets Held for Development
The costs incurred relative to projects under development are carried at cost. Development costs clearly associated with the acquisition, development, and construction of a project are capitalized as a cost of that project, during the periods in which activities necessary to get the property ready for its intended use are in progress. Certain pre-acquisition costs, not qualifying for capitalization, are charged to preopening or other operating expense as incurred.
Interest costs associated with major construction projects are capitalized as part of the cost of the constructed assets. When no debt is incurred specifically for a project, interest is capitalized on amounts expended for the project using our weighted-average cost of borrowing. Capitalization of interest ceases when the project (or discernible portions of the project) is substantially complete.
If substantially all of the construction activities of a project are suspended, capitalization of interest will cease until such activities are resumed. We amortize capitalized interest over the estimated useful life of the related assets.
There were no activities or expenditures which qualified for interest capitalization during the year ended December 31, 2010. Interest capitalized during the years ended December 31, 2009 and 2008 was $0.4 million and $37.7 million, respectively.
Investments in Unconsolidated Subsidiaries, Net
Investments in unconsolidated subsidiaries are accounted for under the equity method. Under the equity method, carrying value is adjusted for our share of the investees' earnings and losses, as well as capital contributions to and distributions from these entities.
We evaluate our investments in unconsolidated subsidiaries for impairment when events or changes in circumstances indicate that the carrying value of such investment may have experienced an other-than-temporary decline in value. If such conditions exist, we compare the estimated fair value of the investment to its carrying value to determine if an impairment is indicated and determine whether such impairment is other-than-temporary based on our assessment of all relevant factors. Estimated fair value is determined using a discounted cash flow analysis based on estimated future results of the investee.
As discussed above, due to our controlling interest in Borgata, the financial position of Borgata is included in our consolidated balance sheet as of December 31, 2010; its results of operations and cash flows for the period from March 24 through December 31, 2010 are included in our consolidated statements of operations and cash flows for the year ended December 31, 2010. For the period from January 1, 2010 through March 23, 2010, and during the years ended December 31, 2009 and 2008, the results of Borgata's operations were recognized under the equity method.
Debt Financing Costs
Debt financing costs, which include legal, and other direct costs related to the issuance of our outstanding debt, are deferred and amortized to interest expense over the contractual term of the underlying long-term debt using the effective interest method. In the event that our debt is modified, repurchased or otherwise reduced prior to its original maturity date, we ratably reduce the unamortized debt financing costs.

Restricted Investments
In accordance with the terms of the tax-exempt loan agreements, which are the obligations of LVE, unused proceeds are required to be held in escrow pending approval of construction expenditures. These investments are held in an interest-bearing account.
CRDA Investments
New Jersey state law provides, among other things, for an assessment of licensees equal to 1.25% of gross gaming revenues in lieu of an investment alternative tax equal to 2.5% of gross gaming revenues. Generally, a licensee may satisfy this investment obligation by: (i) investing in qualified eligible direct investments; (ii) making qualified contributions; or (iii) depositing funds with the New Jersey Casino Reinvestment Development Authority (“CRDA”). Funds deposited with the CRDA may be used to purchase bonds designated by the CRDA or, under certain circumstances, may be donated to the CRDA in exchange for credits against future CRDA investment obligations. CRDA bonds have terms up to 50 years and bear interest at below market rates. Our net deposits with the CRDA, held by Borgata, eligible to be used to fund qualified investments were $35.8 million as of December 31, 2010, and are included in other assets, net on our consolidated balance sheet.
Intangible Assets
Intangible assets include customer relationships, favorable lease rates, gaming license rights and trademarks.
Amortizing Intangible Assets: Customer relationships represent the value of repeat business associated with our customer loyalty programs. These intangible assets were typically amortized on an accelerated method over their approximate useful life. Favorable lease rates represent the amount by which acquired lease rental rates are favorable to market terms. These favorable lease values are amortized over the remaining lease term, primarily on leasehold land interests, ranging in remaining duration from 41 to 52 years.
Indefinite Lived Intangible Assets: Trademarks are based on the value of our brand, which reflects the level of service and quality we provide and from which we generate repeat business. Gaming license rights represent the value of the license to conduct gaming in certain jurisdictions, which is subject to highly extensive regulatory oversight, and a limitation on the number of licenses available for issuance with these certain jurisdictions. These assets, considered indefinite-lived intangible assets, are not subject to amortization, but instead are subject to an annual impairment test, performed in the second quarter of each year, and between annual test dates in certain circumstances. If the fair value of an indefinite-lived intangible asset is less than its carrying amount, an impairment loss is recognized equal to the difference. License rights are tested for impairment using a discounted cash flow approach, and trademarks are tested for impairment using the relief-from-royalty method.
Goodwill
Goodwill is an asset representing the future economic benefits arising from other assets in a business combination that are not individually identified and separately recognized. Goodwill is not subject to amortization, but it is subject to an annual impairment test in the second quarter of each year and between annual test dates in certain circumstances.
Goodwill for relevant reporting units is tested for impairment using a weighted discounted cash flow analysis and an earnings multiple valuation technique based on the estimated future results of our reporting units discounted using our weighted-average cost of capital and market indicators of terminal year capitalization rates. The implied fair value of a reporting unit's goodwill is compared to the carrying value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit to its assets and liabilities and the amount remaining, if any, is the implied fair value of goodwill. If the implied fair value of the goodwill is less than its carrying value then it must be written down to its implied fair value.
Slot Bonus Point Program
We have established promotional programs to encourage repeat business from frequent and active slot machine customers and patrons. Members earn points based on gaming activity and such points can be redeemed for cash, or to a lesser extent, other free goods and services. We accrue for bonus points expected to be redeemed for cash as a reduction to gaming revenue and accrue for bonus points expected to be redeemed for free goods and services as gaming expense. The accruals are based on estimates and assumptions regarding the mix of cash and other free goods and services that will be redeemed and the costs of providing those benefits. Historical data is used to assist in the determination of the estimated accruals. The slot bonus point accrual is included in accrued liabilities on our consolidated balance sheets.
Long-Term Debt, Net
Long-term debt is reported at amortized cost. The discount on the senior secured notes and the transaction costs paid to the initial purchasers upon issuance of the senior and senior secured notes are recorded as an adjustment to the face amount of our outstanding debt. This resulting difference between the net proceeds upon issuance of the senior and senior secured notes and the face amount of the senior secured notes is accreted to interest expense using the effective interest method.
Income Taxes
Income taxes are recorded under the asset and liability method, whereby deferred tax assets and liabilities are recognized based on the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and attributable to operating loss and tax credit carryforwards. We reduce the carrying amounts of deferred tax assets by a valuation allowance, if based on the available evidence it is more likely than not that such assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed periodically based on a more-likely-than-not realization threshold. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods, our experience with the usability of operating loss and tax credit carryforwards before expiration, and tax planning alternatives.
Other Long Term Tax Liabilities
The Company's income tax returns are subject to examination by the Internal Revenue Service (“IRS”) and other tax authorities in the locations where it operates. The Company assesses potentially unfavorable outcomes of such examinations based on accounting standards for uncertain income taxes, which prescribe a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.
Uncertain tax position accounting standards apply to all tax positions related to income taxes. These accounting standards utilize a two-step approach for evaluating tax positions. Recognition occurs when the Company concludes that a tax position, based on its technical merits, is more likely than not to be sustained upon examination. Measurement is only addressed if the position is deemed to be more likely than not to be sustained. The tax benefit is measured as the largest amount of benefit that is more likely than not to be realized upon settlement. Use of the term “more likely than not” is consistent with how that term is used in accounting for income taxes (i.e., likelihood of occurrence is greater than 50%).
Tax positions failing to qualify for initial recognition are recognized in the first subsequent interim period that they meet the “more likely than not” standard. If it is subsequently determined that a previously recognized tax position no longer meets the “more likely than not” standard, it is required that the tax position is derecognized. Accounting standards for uncertain tax positions specifically prohibit the use of a valuation allowance as a substitute for derecognition of tax positions. As applicable, the Company will recognize accrued penalties and interest related to unrecognized tax benefits in the provision for income taxes.
Self-Insurance Reserves
We are self-insured for general liability costs and self-insured up to certain stop loss amounts for employee health coverage and workers' compensation costs. Borgata is currently self-insured up to $75 million, $1 million, $0.25 million and $0.25 million with respect to each catastrophe related property damage claim, non-catastrophe related property damage claim, general liability claim, and non-union employee medical case, respectively. Insurance claims and reserves include accruals of estimated settlements for known claims, as well as accruals of estimates for claims incurred but not yet reported. In estimating these accruals, we consider historical loss experience and make judgments about the expected levels of costs per claim. Management believes the estimates of future liability are reasonable based upon our methodology; however, changes in health care costs, accident frequency and severity and other factors could materially affect the estimate for these liabilities. Self-insurance reserves are included in other liabilities on our consolidated balance sheets.
Derivative Instruments
The Company applies hedge accounting to certain derivative instruments, which is conditional upon satisfying specific documentation and performance criteria. In particular, the underlying hedged item must expose the Company to risks associated with market fluctuations and the instrument used as the hedging derivative must generate offsetting effects in prescribed magnitudes. If these criteria are not met, a change in the market value of the financial instrument and all associated settlements would be recognized as gains or losses in the period of change.
Under cash flow hedge accounting, effective derivative results are initially recorded in other comprehensive income (“OCI”) and later reclassified to earnings, coinciding with the income recognition relating to the variable interest payments being hedged (i.e., when the interest expense on the variable-rate liability is recorded in earnings). Any hedge ineffectiveness (which represents the amount by which hedge results exceed the variability in the cash flows of the forecasted transaction due to the risk being hedged) is recorded in current period earnings.
During the years ended December 31, 2010 and 2009, the Company had certain derivative instruments that were not designated to qualify for hedge accounting. The periodic change in the mark-to-market of these derivative instruments is recorded in current period earnings.
Derivatives are included in the consolidated balance sheets as assets or liabilities at fair value. Certain interest rate swap contract liabilities are included in other liabilities on the consolidated balance sheets at December 31, 2010 and 2009.
Accumulated Other Comprehensive Income (Loss)
Comprehensive income includes net income and all other non-stockholder changes in equity, or other comprehensive income. Components of the Company's comprehensive income are reported in the accompanying consolidated statements of stockholders' equity. The cumulative balance of other comprehensive income consists solely of fair value adjustments related to hedged derivative instruments.
Noncontrolling Interest
Noncontrolling interest is the portion of the ownership in Borgata not directly attributable to Boyd, and is reported as a separate component of our stockholders' equity in our consolidated financial statements. Our consolidated net income is reported at amounts that include the amounts attributable to both us and the noncontrolling interest. At December 31, 2010, there is a noncontrolling interest of $230.8 million associated with the portion of ownership in Borgata that is not attributable to the stockholders of Boyd Gaming Corporation. As discussed above, we effectively obtained control of Borgata on March 24, 2010 and began consolidating their financial statements at that date; accordingly, no such noncontrolling interest existed during the years ended December 31, 2009 or 2008.
Revenue Recognition
Gaming revenue represents the net win from gaming activities, which is the aggregate difference between gaming wins and losses. The majority of our gaming revenue is counted in the form of cash and chips and therefore is not subject to any significant or complex estimation procedures. Cash discounts, commissions and other cash incentives to customers related to gaming play are recorded as a reduction of gross gaming revenues.
Room revenue recognition criteria are met at the time of occupancy.
Food and beverage revenue recognition criteria are met at the time of service.
Promotional Allowances
The retail value of accommodations, food and beverage, and other services furnished to guests without charge is included in gross revenues and then deducted as promotional allowances. Promotional allowances also include incentives such as cash, goods and services (such as complimentary rooms and food and beverages) earned in our slot bonus point program. We reward customers, through the use of bonus programs, with points based on amounts wagered or won that can be redeemed for a specified period of time, principally for cash, and to a lesser extent for goods or services, depending upon the property. We record the estimated retail value of these goods and services as revenue and then deduct them as promotional allowances
The amounts included in promotional allowances for the years ended December 31, 2010, 2009 and 2008 are as follows:

	Year Ended December 31,
	2010	2009	2008
		(In thousands)
Rooms	$109,268	$50,885	$46,723
Food and beverage	159,229	112,368	121,340
Other	85,328	19,927	38,525
Total promotional allowances	$353,825	$183,180	$206,588
The estimated costs of providing such promotional allowances for the years ended December 31, 2010, 2009 and 2008 are as follows:

	Year Ended December 31,
	2010	2009	2008
		(In thousands)
Rooms	$53,928	$29,766	$25,271
Food and beverage	159,617	114,711	123,444
Other	16,884	6,031	8,418
Total	$230,429	$150,508	$157,133
Gaming Taxes
We are subject to taxes based on gross gaming revenues in the jurisdictions in which we operate. These gaming taxes are an assessment of our gaming revenues and are recorded as a gaming expense on the consolidated statements of operations. These taxes totaled approximately $256.5 million, $215.6 million and $227.7 million for the years ended December 31, 2010, 2009 and 2008, respectively.
Advertising Expense
Direct advertising costs are expensed the first time such advertising appears. Advertising costs from continuing operations are included in selling, general and administrative expenses on the consolidated statements of operations and totaled $31.8 million, $21.2 million and $23.4 million for the years ended December 31, 2010, 2009 and 2008, respectively.
Corporate Expense
Corporate expense represents unallocated payroll, professional fees, aircraft costs and various other expenses that are not directly related to our casino hotel operations. Corporate expense totaled $48.9 million, $47.6 million and $52.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.
Preopening Expenses
Certain costs of start-up activities are expensed as incurred. During the years ended December 31, 2010, 2009 and 2008, we expensed $7.5 million, $17.8 million and $20.3 million in preopening costs, respectively, including $7.4 million, $16.1 million and $16.3 million, respectively, related to our Echelon development project. The remaining expense incurred in 2009 and 2008 relates to our new hotel at Blue Chip and efforts to develop gaming activities in other jurisdictions.
Share-Based Compensation
Share-based compensation expense is measured at the grant date, based on the estimated fair value of the award, and is recognized as expense, net of estimated forfeitures, over the employee's requisite service period. Compensation costs related to stock option awards are calculated based on the fair value of each major option grant on the date of the grant using the Black-Scholes option pricing model, which requires the following assumptions: expected stock price volatility, risk-free interest rates, expected option lives and dividend yields. We formed our assumptions using historical experience and observable market conditions.
The following table discloses the weighted-average assumptions used in estimating the fair value of our significant stock option grants and awards during the years ended December 31, 2010, 2009 and 2008.

	Year Ended December 31,
	2010	2009	2008
Expected stock price volatility	72.9%	69.6%	49.5%
Annual dividend rate	—%	—%	—%
Risk-free interest rate	0.94%	2.1%	2.2%
Expected option life (in years)	4.3	4.3	4.3
Estimated fair value per share	$4.67	$4.18	$2.79
Earnings per Share
Basic earnings per share is computed by dividing net income applicable to Boyd Gaming Corporation stockholders, excluding net income attributable to noncontrolling interests, by the weighted-average number of common shares outstanding during the period. Diluted earnings per share reflects the additional dilution for all potentially-dilutive securities, such as stock options.
The weighted average number of common and common share equivalent shares used in the calculations of basic and diluted earnings per share for the years ended December 31, 2010, 2009 and 2008, consisted of the following amounts:

	Year Ended December 31,
	2010	2009	2008
		(In thousands)
Earnings per share:
Basic weighted average shares outstanding	86,601	86,429	87,854
Potential dilutive effect	230	88	—
Diluted weighed average shares outstanding	86,831	86,517	87,854
Anti-dilutive options totaling 8.1 million and 8.6 million have been excluded from the computation of diluted earnings per share for the years ended December 31, 2010 and December 31, 2009. Due to the net loss for the year ended December 31, 2008, the effect all potential common shares was anti-dilutive, and therefore were not included in the computation of diluted earnings per share.
Concentration of Credit Risk
Financial instruments that subject us to credit risk consist of cash equivalents, accounts receivable, CRDA deposits and interest rate swap contracts.
Our policy is to limit the amount of credit exposure to any one financial institution, and place investments with financial institutions evaluated as being creditworthy, or in short-term money market and tax-free bond funds which are exposed to minimal interest rate and credit risk. We have bank deposits which may at times exceed federally-insured limits.
Concentration of credit risk, with respect to gaming receivables, is limited through our credit evaluation process. We issue markers to approved gaming customers only following credit checks and investigations of creditworthiness. Credit valuations of counterparties to our swap contracts are performed to reflect the impact of the credit ratings of both such counterparties, based primarily upon the market value of the credit default rates of the respective parties.
Certain Risks and Uncertainties
Our operations are dependent on our continued licensing by state gaming commissions. The loss of a license, in any jurisdiction in which we operate, could have a material adverse effect on future results of operations.
We are dependent on each gaming property's local market for a significant number of our patrons and revenues. If economic conditions in these areas deteriorate or additional gaming licenses are awarded in these markets, our results of operations could be adversely affected.
We are dependent on the economy of the United States, in general, and any deterioration in the national economic, energy, credit and capital markets could have a material adverse effect on future results of operations.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates incorporated into our condensed consolidated financial statements include the estimated allowance for doubtful accounts receivable, the estimated useful lives for depreciable and amortizable assets, recoverability of assets held for development, measurement of the fair value of our controlling interest and the noncontrolling interest in Borgata, fair values of acquired assets and liabilities, estimated cash flows in assessing the recoverability of long-lived assets and assumptions relative to the valuation and impairment of goodwill and intangible assets, estimated valuation allowances for deferred tax assets, slot bonus point programs, certain tax liabilities and uncertain tax positions, self-insured liability reserves, share-based payment valuation assumptions, fair values of assets and liabilities measured at fair value, fair values of assets and liabilities disclosed at fair value, fair values of derivative instruments, contingencies and litigation, claims and assessments. Actual results could differ from these estimates.
Reclassifications
Certain prior period amounts presented in our consolidated financial statements have been reclassified to conform to the current presentation. These reclassifications had no effect on our retained earnings or net income as previously reported. The reclassifications specifically impacted the consolidated balance sheet at December 31, 2009 and related to: (i) the reclassification of $1.1 billion of certain of our assets in order to exclude them from property and equipment, net and to present them separately in assets held for development (see Note 3, Assets Held for Development); (ii) the reclassification of $35.0 million of certain of our assets in order to exclude them from other assets, net and to present them in debt financing costs, net; and ( iii) the reclassification of $38.6 million of certain of our assets in order to exclude them from other assets, net and to present them in intangible assets, net. The reclassifications also specifically impacted the consolidated statements of cash flows at December 31, 2009 and December 31, 2008 and related to the reclassification of the change in certain assets of $0.9 million and $0.01 million, respectively, in order to exclude them from other assets within cash flows from operating activities and to include them in debt financing costs, net within cash flows from financing activities.
Recently Issued Accounting Pronouncements
FASB Accounting Standards Codification
On July 1, 2009, the Financial Accounting Standards Board Accounting Standards CodificationTM (the “ASC”) became effective, as the source of authoritative accounting principles recognized by the Financial Accounting Standards Board ("FASB") to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. The implementation of the Codification did not initially have an impact on our consolidated financial statements, as it did not modify any existing authoritative GAAP.

Subsequent to the adoption of the Codification, any change to the source of authoritative GAAP will be communicated through an Accounting Standards Update (“ASU”). ASUs will be published by the FASB for all authoritative GAAP promulgated by the FASB, regardless of the form in which such guidance may have been issued prior to release of the Codification. Prior to inclusion in an ASU, the standard-setting organizations and regulatory agencies continue to issue proposed changes to the accounting standards in previous form (e.g., FASB Statements of Financial Accounting Standards, Emerging Issues Task Force Abstracts, FASB Staff Positions, SEC Staff Accounting Bulletins, etc.).
A variety of additional proposed or otherwise potential accounting standards are currently under study by standard-setting organizations and certain regulatory agencies. Because of the tentative and preliminary nature of such proposed standards, we have not yet determined the effect, if any, that the implementation of such proposed standards would have on our consolidated financial statements.

Convergence Project
The FASB and the International Accounting Standards Board (“IASB”) have each committed to develop high quality, compatible accounting standards that could be used for both domestic and cross-border financial reporting through a convergence of the presently separate standards. The FASB believes that the ultimate goal of convergence is a single set of high-quality, international accounting standards that companies worldwide would use for both domestic and cross-border financial reporting, which would require the convergence of GAAP and International Financial Reporting Standards ("IFRS").

The FASB's mission is to improve U.S. financial accounting standards for the benefit of present and potential investors, lenders, donors, and other creditors. The FASB believes that pursuing convergence of accounting standards is consistent with that mission. That is because investors, companies, auditors, and other participants in the U.S. financial reporting system should benefit from the increased comparability that would result from internationally converged accounting standards.

The FASB and IASB are working towards a work plan to address the significant differences in existence today; however, converged standards may be issued in 2011. While the ultimate timing of adoption of IFRS in the United States has not been committed, we will continue to evaluate the potential impact of the convergence standard on our consolidated financial statements.